Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.7806%


        Excess Protection Level
          3 Month Average   5.38%
            December, 1999   4.42%
            November, 1999   5.72%
            October, 1999   6.01%


        Cash Yield                                  19.14%


        Investor Charge Offs                         5.04%


        Base Rate                                    9.68%


        Over 30 Day Delinquency                      4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $49,947,826,881.37


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,671,007,362.88